EXHIBIT 31.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO RULE 13A-14(A) UNDER THE SECURITIES EXCHANGE ACT OF 1934,

AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Abel Avellan, certify that:

1.
I have reviewed this Annual Report on Form 10-K/A of AST SpaceMobile, Inc. (formerly known as New Providence Acquisition Corp.); and
2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.
3.
[Omitted]
4.
[Omitted]
5.
[Omitted]

Date: April 22, 2022

/s/ Abel Avellan
Abel Avellan
Chairman and Chief Executive Officer
Principal Executive Officer